Exhibit 99.1

Fidelity National Financial, Inc. Reports First Quarter 2014 Adjusted Core EPS of $0.26; Adjusted Pre-Tax Title Margin of 5.5%; Black Knight Adjusted EBITDA Margin of 35.9%; Increased LPS Total Synergy Target to $290 Million

Jacksonville, Fla. - (April 30, 2014) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, today reported operating results for the three-month periods ended March 31, 2014.

Consolidated

•	Total revenue of $2.1 billion in the first quarter versus $2.0 billion in the first quarter of 2013

•
Adjusted net earnings of $84 million, or $0.30 per diluted share, for the first quarter versus adjusted net earnings of $102 million, or $0.44 per diluted share, in the first quarter of 2013; first quarter 2014 adjusted net earnings exclude $106 million of after-tax, unusual or one-time items, primarily related to the acquisition of Lender Processing Services, Inc. (“LPS”) and a one-time Ceridian legal settlement

•	GAAP net loss of $22 million, or ($0.08) per diluted share, for the first quarter versus net earnings of $90 million, or $0.39 per diluted share in the first quarter of 2013

Core Operations

•	Total revenue of $1.4 billion in the first quarter versus $1.4 billion in the first quarter of 2013

•	Adjusted EBITDA of $148 million for the first quarter versus adjusted EBITDA of $179 million for the first quarter of 2013

•
Adjusted net earnings of $74 million, or $0.26 per diluted share, for the first quarter versus adjusted net earnings of $98 million, or $0.42 per diluted share, in the first quarter of 2013; adjusted first quarter 2014 net earnings exclude $80 million of unusual or one-time items, including $117 million of costs and expenses related to the acquisition of LPS, $75 million in purchase price amortization and a legal accrual of $2 million, less a $51 million non-controlling interest credit related to the LPS items, a $61 million tax impact from the adjustments and $2 million of realized gains

•	First quarter free cash flow used of $39 million versus $36 million used in the first quarter of 2013

Fidelity National Financial Ventures (“FNFV”)

•	Total revenue of $686 million in the first quarter versus $656 million in the first quarter of 2013

•	EBITDA of $58 million in the first quarter versus adjusted EBITDA of $41 million in the first quarter of 2013

•
Adjusted net earnings of $10 million, or $0.04 per diluted share, for the first quarter versus $4 million, or $0.02 per diluted share, in the first quarter of 2013; first quarter 2014 adjusted net earnings exclude $26 million of unusual and one-time items, including $21 million in expense from a one-time Ceridian legal settlement and $12 million in purchase price amortization, less a $3 million non-controlling interest credit related to the purchase price amortization and a $4 million tax impact from the adjustments

•	Book value attributable to FNF common shareholders of approximately $1.3 billion, or $4.72 per share

Core Operations
Title

•	Adjusted pre-tax title margin of 5.5% for the first quarter versus 12.5% in the first quarter of 2013; adjusted EBITDA margin of 6.8% for the first quarter versus 13.5% in the first quarter of 2013

•
Open title orders of 469,000 for the first quarter, a decrease of 174,000, or 27%, compared with the first quarter of 2013; open orders per day of 7,700 for the first quarter versus 10,500 open orders per day for the first quarter of 2013; 55% of first quarter open title orders were purchase related versus 38% in the first quarter of 2013

•
Closed title orders of 295,000 for the first quarter, a decrease of 192,000, or 39%, compared with the first quarter of 2013; closed orders per day of 4,800 for the first quarter versus 8,000 closed orders per day for the first quarter of 2013; 52% of first quarter closed title orders were purchase related versus 31% in the first quarter of 2013

•
First quarter purchase orders opened increased by nearly 1.5% and closed purchase orders decreased by 6% versus the first quarter of 2013; purchase open orders increased by more than 3% for the first three weeks of April 2014

•
First quarter commercial title revenue of $104 million, an 18% increase from the first quarter of 2013, driven by a 23% improvement in the commercial fee per file slightly offset by a 4% decrease in closed orders; open commercial orders increased by 5% over the prior year

•	Overall first quarter average fee per file of $1,858, a 35% increase over the first quarter of 2013

•
ServiceLink total revenue of $215 million, adjusted pre-tax earnings of $10 million and an adjusted pre-tax margin of 4.7%; the adjusted pre-tax earnings exclude $60 million of costs and expenses related to the acquisition of LPS and $22 million of purchase price amortization

Black Knight

•	Total revenue of $187 million, led by mortgage servicing technology revenue of $120 million

•	Adjusted EBITDA of $69 million and adjusted EBITDA margin of 35.9%

Core Operations - Total ($ in millions except per share amounts)

	Three Months Ended	Three Months Ended
	March 31, 2014	March 31, 2013
Total revenue	$1,403	$1,385
Net earnings (loss)	(6)	96
Net earnings (loss) per diluted share	(0.02)	0.42
Merger transaction costs	41	—
Severance expense	39	—
Synergy bonus accrual	32	—
Purchase price amortization	75	3
Deferred revenue adjustment	5	—
Legal accrual	2	—
Realized gains	(2)	—
Non-controlling interest on non-GAAP adjustments	(51)	—
Tax impact of adjustments	(61)	(1)
Adjusted net earnings	74	98
Adjusted net earnings per diluted share	$0.26	$0.42
Free cash flow	$(39)	$(36)

Title ($ in millions)

	Three Months Ended	Three Months Ended
	March 31, 2014	March 31, 2013
Total revenue	$1,208	$1,375
Pre-tax earnings (loss)	(15)	169
Merger transaction costs	32	—
Severance expense	15	—
Synergy bonus accrual	13	—
Purchase price amortization	23	3
Realized gains	(2)	—
Adjusted pre-tax earnings	66	172
Adjusted pre-tax margin	5.5%	12.5%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchased)		/ (% Purchased)
January 2014	150,000	(53%)	99,000	(47%)
February 2014	150,000	(51%)	92,000	(51%)
March 2014	169,000	(60%)	104,000	(58%)

First Quarter 2014	469,000	(55%)	295,000	(52%)

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchased)		/ (% Purchased)
January 2013	218,000	(35%)	167,000	(28%)
February 2013	203,000	(38%)	155,000	(30%)
March 2013	222,000	(41%)	165,000	(36%)

First Quarter 2013	643,000	(38%)	487,000	(31%)

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
First Quarter 2014	19,600	10,200	$104	$10,200
First Quarter 2013	18,700	10,600	$88	$8,300

- The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.

Black Knight ($ in millions)

Three Months Ended
March 31, 2014
Total revenue	$187
Pre-tax earnings (loss)	(74)
Depreciation & amortization	61
Interest expense	5
EBITDA	(8)
Merger transaction costs	35
Severance expense	24
Synergy bonus accrual	13
Deferred revenue adjustment	5
Adjusted EBITDA	69
Adjusted EBITDA margin	35.9%

FNFV - Total ($ in millions except per share amounts)

	Three Months Ended	Three Months Ended
	March 31, 2014	March 31, 2013
Total revenue	$686	$656
Pre-tax earnings (loss)	21	(9)
Depreciation & amortization	31	34
Interest expense	6	7
EBITDA	58	32
Remy severance expense	—	7
Realized losses	—	2
Adjusted EBITDA	58	41
Adjusted EBITDA margin	8.5%	6.3%
Free cash flow	(59)	(23)
Book value	1,307	—
Book value per share attributable to FNF common shareholders	$4.72	—

Restaurant Group ($ in millions)

	Three Months Ended	Three Months Ended
	March 31, 2014	March 31, 2013
Operating revenue	$354	$354
Realized losses	—	(2)
Total revenue	354	352
Pre-tax earnings	9	—
Depreciation & amortization	13	13
Interest expense	2	2
EBITDA	24	15
Realized losses	—	2
Adjusted EBITDA	24	17
Adjusted EBITDA margin	6.8%	4.8%

Remy ($ in millions)

	Three Months Ended	Three Months Ended
	March 31, 2014	March 31, 2013
Total revenue	$302	$285
Pre-tax earnings (loss)	10	(1)
Depreciation & amortization	15	19
Interest expense	5	7
EBITDA	30	25
Severance expense	—	7
Adjusted EBITDA	30	32
Adjusted EBITDA margin	9.9%	11.2%

“This quarter was a return to more normal first quarter seasonality in our title insurance business where we experience seasonally lower purchase activity compared to other quarters during the year,” said Chairman William P. Foley, II. “Purchase orders increased approximately 1.5% for the first quarter of 2014 versus the prior year first quarter and increased by more than 3% in the first three weeks of April. Despite a slower purchase market and refinance order volumes that declined by 48%, we were able to generate a 5.5% adjusted pre-tax title margin and an adjusted EBITDA title margin of 6.8%. Our title business will benefit from a continued improvement in the residential purchase market.

“Black Knight had a strong first quarter under our ownership. Total revenue was $187 million with adjusted EBITDA of $69 million, an adjusted EBITDA margin of 35.9%. We are experiencing strong demand for our industry standard loan origination and servicing technology products and are excited about the growing and recurring revenue, improving operating margins and strong free cash flow at Black Knight.

“The integration of LPS has progressed smoothly and we uncovered further cost synergies during the first quarter. We are now confident in raising our total cost synergy target to $290 million, with $215 million of that target already achieved by the end of the first quarter.

“Overall, we expect margins to improve in all of our core businesses as we move through the year, as the impact of the increased synergies become apparent in those core businesses and we also enter the traditionally stronger spring and summer real estate seasons.

“Finally, we continue to work through the process of setting up FNFV as a tracking stock for our portfolio company investments. The stockholder vote is set for June 18, 2014, and we hope to close the transaction and distribute the shares of FNFV to FNF stockholders on a 1-for-3 basis on or near June 30, 2014.”

Conference Call
FNF will host a call with investors and analysts to discuss first quarter 2014 results on Thursday, May 1, 2014, beginning at 12:00 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 2:00 p.m. Eastern time on May 1, 2014, through May 8, 2014, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 323968.

About FNF
Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, LLC and ServiceLink Holdings, LLC. In addition, FNF owns majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, J. Alexander’s, LLC, Remy International, Inc., Ceridian HCM, Inc., Comdata Inc. and Digital Insurance, Inc. More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions, except per share amounts, order information and fee per file)

	Three Months Ended
	March 31,
	2014	2013
	(Unaudited)
Direct title premiums	$351	$413
Agency title premiums	404	524
Total title premiums	755	937
Escrow, title-related and other fees	646	435
Total title and escrow and other	1,401	1,372

Restaurant revenue	354	354
Remy revenue	302	284
Interest and investment income	30	33
Realized gains and losses	2	(2)
Total revenue	2,089	2,041

Personnel costs	671	519
Other operating expenses	429	325
Cost of restaurant revenue	300	302
Cost of Remy revenue (includes $14 and $18, respectively of D&A)	254	240
Agent commissions	307	397
Depreciation and amortization	118	33
Title claim loss expense	53	65
Interest expense	36	23
Total expenses	2,168	1,904

Earnings (loss) from continuing operations before taxes	(79)	137
Income tax expense	(37)	46
Earnings from continuing operations before equity investments	(42)	91
Loss from equity investments	(31)	(3)
Net earnings (loss) from continuing operations	(73)	88
Loss from discontinued operations, net of tax	—	(1)
Net earnings (loss)	(73)	89
Non-controlling interests	(51)	(1)
Net earnings (loss) attributable to common shareholders	$(22)	$90

Earnings per share:
Net (loss) earnings attributable to common shareholders - basic	$(0.08)	$0.40
Net earnings (loss) attributable to common shareholders - diluted	$(0.08)	$0.39

Weighted average shares - basic	274	225
Weighted average shares - diluted	282	231

Direct operations orders opened (000’s)	469	643
Direct operations orders closed (000’s)	295	487
Fee per file	$1,858	$1,373
Actual title claims paid	$67	$91

 FIDELITY NATIONAL FINANCIAL, INC.
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Total FNF Core	Title	BKFS	FNF Corporate and Other	Total FNFV	Remy	Restaurant Group	FNFV Other
Three Months Ended
March 31, 2014
Direct title premiums	$351	$351	$351	$—	$—	$—	$—	$—	$—
Agency title premiums	404	404	404	—	$—	—	—	—	—
Escrow, title related and other fees	646	618	423	187	$8	28	—	—	28
Total Title and Escrow	1,401	1,373	1,178	187	8	28	—	—	28

Restaurant revenue	354	—	—	—	—	354	—	354	—
Remy revenue	302	—	—	—	—	302	302	—	—
Interest and investment income	30	28	28	—	—	2	—	—	2
Realized gains and losses	2	2	2	—	—	—	—	—	—
Total Revenue	2,089	1,403	1,208	187	8	686	302	354	30

Personnel costs	671	613	466	133	14	58	22	16	20
Agent commissions	307	307	307	—	—	—	—	—	—
Other operating expenses	429	399	358	62	(21)	30	10	14	6
Cost of revenue	554	—	—	—	—	554	254	300	—
Depreciation and amortization	118	101	39	61	1	17	1	13	3
Title claim loss expense	53	53	53	—	—	—	—	—	—
Interest expense	36	30	—	5	25	6	5	2	(1)
Total expenses	2,168	1,503	1,223	261	19	665	292	345	28

Pre-tax earnings from continuing operations	$(79)	$(100)	$(15)	$(74)	$(11)	$21	$10	$9	$2
Adjusted pre-tax earnings	$125	$92	$66	$55	$(29)	$33	$19	$9	$5
Adjusted pre-tax margin	6.0%	6.5%	5.5%	28.6%	—	4.8%	6.3%	2.5%	16.7%

Adjusted EBITDA	$206	$148	$82	$69	$(3)	$58	$30	$24	$4
Adjusted EBITDA margin	9.8%	10.5%	6.8%	35.9%	—	8.5%	9.9%	6.8%	13.3%

Open orders	469	469	469	—	—	—	—	—	—
Closed orders	295	295	295	—	—	—	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Total FNF Core	Title	BKFS	FNF Corporate and Other	Total FNFV	Remy	Restaurant Group	FNFV Other
Three Months Ended
December 31, 2013
Direct title premiums	$413	$413	$413	$—	$—	$—	$—	$—	$—
Agency title premiums	524	524	524	—	—	—	—	—	—
Escrow, title related and other fees	435	416	406	—	10	19	—	—	19
Total Title and Escrow	1,372	1,353	1,343	—	10	19	—	—	19

Restaurant revenue	354	—	—	—	—	354	—	354	—
Remy revenue	284	—	—	—	—	284	284	—	—
Interest and investment income	33	32	32	—	—	1	1	—	—
Realized gains and losses	(2)	—	—	—	—	(2)	—	(2)	—
Total Revenue	2,041	1,385	1,375	—	10	656	285	352	19

Personnel costs	519	456	451	—	5	63	27	15	21
Agent commissions	397	397	397	—	—	—	—	—	—
Other operating expenses	325	288	277	—	11	37	11	20	6
Cost of revenue	542	—	—	—	—	542	240	302	—
Depreciation and amortization	33	17	16	—	1	16	1	13	2
Title claim loss expense	65	65	65	—	—	—	—	—	—
Interest expense	23	16	—	—	16	7	7	2	(2)
Total expenses	1,904	1,239	1,206	—	33	665	286	352	27

Pretax earnings (loss) from continuing operations	$137	$146	$169	$—	$(23)	$(9)	$(1)	$—	$(8)
Adjusted pre-tax earnings	$164	$149	$172	$—	$(23)	$15	$18	$2	$(5)
Adjusted pre-tax margin	8.0%	10.8%	12.5%	—	—	2.3%	6.3%	0.6%	—

Adjusted EBITDA	$220	$179	$185	$—	$(6)	$41	$32	$17	$(8)
Adjusted EBITDA margin	10.8%	12.9%	13.5%	—	—	6.3%	11.2%	4.8%	—

Open orders	643	643	643	—	—	—	—	—	—
Closed orders	487	487	487	—	—	—	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Quarterly Open Orders ('000's except % data)
Total open orders*	469	392	474	672	643	677	707	667	651
Total open orders per day*	7.7	6.2	7.4	10.5	10.5	10.7	11.2	10.4	10.5
Purchase % of open orders	55%	55%	56%	42%	38%	32%	33%	38%	36%
Refinance % of open orders	45%	45%	44%	58%	62%	68%	67%	62%	64%
Total closed orders*	295	307	410	504	487	518	480	459	410
Total closed orders per day*	4.8	4.9	6.4	7.9	8.0	8.2	7.6	7.2	6.6
Purchase % of closed orders	52%	56%	50%	40%	31%	33%	37%	40%	34%
Refinance % of closed orders	48%	44%	50%	60%	69%	67%	63%	60%	66%

Commercial (millions, except orders in '000's)
Revenue	$104	$146	$120	$112	$88	$149	$96	$103	$83
Open Orders	19.6	19.3	19.9	20.3	18.7	18.9	18.9	20.3	19.8
Closed Orders	10.2	12.8	12.6	12.3	10.6	13.6	12.2	13.1	11.7

Total Fee Per File
Fee per file	$1,858	$2,082	$1,807	$1,562	$1,373	$1,565	$1,467	$1,497	$1,398
Residential and local commercial fee per file	$1,559	$1,676	$1,562	$1,373	$1,219	$1,312	$1,300	$1,310	$1,231
National commercial fee per file	$10,200	$11,400	$9,500	$9,100	$8,300	$10,900	$7,800	$7,900	$7,100

Total Staffing
Total field operations employees	10,300	9,900	10,600	12,000	12,000	11,600	11,300	11,000	10,600

* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	349	331	391	516	481	497	525	524	485
Total open orders per day*	5.7	5.3	6.1	8.1	7.9	7.9	8.3	8.2	7.8
Purchase % of open orders	71%	65%	68%	56%	58%	—%	—%	—%	—%
Purchase % of open orders	29%	35%	32%	44%	42%	—%	—%	—%	—%
Total closed orders*	219	263	323	387	354	396	381	353	323
Total closed orders per day*	3.6	4.2	5.0	6.0	5.8	6.3	6.1	5.5	5.2
Purchase % of closed orders	68%	67%	64%	52%	44%	—%	—%	—%	—%
Refinance % of closed orders	32%	33%	36%	48%	56%	—%	—%	—%	—%
Fee per file	2,151	2,260	2,028	1,747	1,537	1,756	1,602	1,664	1,510
Total tile field operations employees	8,621	8,928	9,274	10,097	9,881	9,529	9,352	9,148	8,673

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	120	61	83	156	162	180	182	143	166
Total open orders per day*	2.0	1.0	1.3	2.4	2.7	2.9	2.9	2.2	2.7
Purchase % of open orders	7%	—%	—%	—%	—%	—%	—%	—%	—%
Purchase % of open orders	93%	100%	100%	100%	100%	—%	—%	—%	—%
Total closed orders	76	44	87	117	133	122	99	106	87
Total closed orders per day*	1.2	0.7	1.4	1.8	2.2	1.9	1.6	1.7	1.4
Purchase % of closed orders	6%	—%	—%	—%	—%	—%	—%	—%	—%
Refinance % of closed orders	94%	100%	100%	100%	100%	—%	—%	—%	—%
Fee per file	1,009	1,013	989	951	936	946	945	937	988
Total ServiceLink operating employees	1,704	972	1,326	1,903	2,119	2,071	1,948	1,852	1,927

* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions, except per share amounts)

	FNF Core	FNFV	Intercompany Eliminations	March 31, 2014	December 31, 2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,297	$480	$(33)	$4,744	$5,761
Goodwill	4,180	477	—	4,657	1,901
Title plant	395	—	—	395	370
Total assets	12,096	2,630	(33)	14,693	10,498
Notes payable	3,001	376	(33)	3,344	1,323
Reserve for title claim losses	1,680	—	—	1,680	1,636
Secured trust deposits	507	—	—	507	588
Non-controlling interest	642	467	—	1,109	474
Total equity	5,189	1,774	—	6,963	5,542
Book value per share	$18.75	$6.41	$—	$25.16	$22.14

FIDELITY NATIONAL FINANCIAL, INC.
NON-GAAP RECONCILIATIONS - unaudited
(In millions, except per share amounts)

Three Months Ended	Consolidated	Total FNF Core	Total FNFV
March 31, 2014

Pre-tax (loss) earnings	$(79)	$(100)	$21
Interest Expense	36	30	6
Depreciation & amortization	132	101	31
EBITDA	$89	$31	$58

Non-GAAP adjustments before taxes:
Realized (gain) loss, net adjustment	(2)	(2)	—
Deferred revenue adjustment for BKFS	5	5	—
Transaction costs related to acquisition of LPS	41	41	—
Severance costs related to acquisition of LPS	39	39	—
Synergy accrual	32	32	—
Other legal matters	2	2	—
Purchase price amortization	87	75	12
	204	192	12

Adjusted pre-tax earnings	$125	$92	$33
Adjusted pre-tax margin	6.0%	6.5%	4.8%

Adjusted EBITDA	$206	$148	$58
Adjusted EBITDA margin	9.8%	10.5%	8.5%

Net loss attributable to FNF common shareholders	$(22)	$(6)	$(16)
EPS	$(0.08)	$(0.02)	$(0.06)

Non-GAAP adjustments:
Realized (gain) loss, net adjustment	(2)	(2)	—
Deferred revenue adjustment for BKFS	5	5	—
Transaction costs related to acquisition of LPS	41	41	—
Severance costs related to acquisition of LPS	39	39	—
Synergy accrual	32	32	—
Other legal matters	2	2	—
Ceridian legal settlement, net of tax	21	—	21
Purchase price amortization	87	75	12
Income taxes on non-GAAP adjustments	(65)	(61)	(4)
	160	131	29
Less: noncontrolling interest on non-GAAP adjustments	(54)	(51)	(3)

Adjusted net earnings attributable to FNF common shareholders	$84	$74	$10
Adjusted EPS	$0.30	$0.26	$0.04

Net cash flows used in operations	$(161)	$(114)	$(47)

Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	41	41	—
Severance costs related to acquisition of LPS	39	39	—
Other executive severance payment	9	9	—
Other legal matters	2	2	—
Adjusted cash flows from operations	(70)	(23)	(47)
Less: Capital expenditures	28	16	12

Free cash flow	$(98)	$(39)	$(59)

FIDELITY NATIONAL FINANCIAL, INC.
NON-GAAP RECONCILIATIONS - unaudited
(In millions, except per share amounts)

Three Months Ended	Consolidated	Total FNF Core	Total FNFV
March 31, 2013

Pre-tax earnings (loss)	$137	$146	$(9)
Interest Expense	23	16	7
Depreciation & amortization	51	17	34
EBITDA	$211	$179	$32

Non-GAAP adjustments before taxes:
Realized (gain) loss, net adjustment	2	—	2
Executive severance	7	—	7
Purchase price amortization	18	3	15
	27	3	24

Adjusted pre-tax earnings	$164	$149	$15
Adjusted pre-tax margin	8.0%	10.8%	2.3%

Adjusted EBITDA	$220	$179	$41
Adjusted EBITDA margin	10.8%	12.9%	6.3%

Net earnings (loss) attributable to FNF common shareholders	$90	$96	$(6)
EPS	$0.39	$0.42	$(0.03)

Non-GAAP adjustments:
Realized (gain) loss, net adjustment	2	—	2
Executive severance	7	—	7
Purchase price amortization	18	3	15
Income taxes on non-GAAP adjustments	(9)	(1)	(8)
	18	2	16
Less: noncontrolling interest on non-GAAP adjustments	(6)	—	(6)

Adjusted net earnings attributable to FNF common shareholders	$102	$98	$4
Adjusted EPS	$0.44	$0.42	$0.02

Net cash flows used in operations	$(36)	$(21)	$(15)

Non-GAAP adjustments:
Executive severance	7	—	7
Adjusted cash flows from operations	(29)	(21)	(8)
Less: Capital expenditures	30	15	15

Free cash flow	$(59)	$(36)	$(23)

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